TAXES ON INCOME (Deferred Tax Assets) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets:
Operating loss carryforward	$ 11,862	$ 10,628
Reserves and allowances	1,622	1,270
Total deferred tax asset before valuation allowance	13,484	11,898
Valuation allowance	(13,484)	(11,898)
Net deferred tax assets